GENERAL	6 Months Ended
Jun. 30, 2015
GENERAL [Abstract]
GENERAL

NOTE 1:              GENERAL

Perion Network Ltd. ("Perion") and its wholly-owned subsidiaries (collectively referred to as the "Company"), is a global performance-based media and internet company, providing online publishers and app developers advanced technology and a variety of intelligent, data-driven solutions, including mobile marketing platforms, to monetize their application or content and expand their reach to larger audiences. The Company generates revenues primarily through online search and advertising.

On February 10, 2015, the Company completed the acquisition of Make Me Reach SAS (see Note 3).